FIRST MODIFICATION AND EXTENSION AGREEMENT



       THIS FIRST MODIFICATION AND EXTENSION AGREEMENT (this "Agreement"), effective as of the 12th day of April 2000, is by and among UNITED BANK, a Virginia banking corporation (the "Bank"); HADRON, INC., a New York corporation, AVENUE TECHNOLOGIES, INC., a Virginia corporation, VAIL RESEARCH AND TECHNOLOGY CORPORATION, a Virginia corporation, SYCOM SERVICES, INC., a Delaware corporation, and ENGINEERING & INFORMATION SERVICES, INC., a Virginia corporation (hereinafter individually and collectively called the "Borrower"); and C.W. GILLULY, MARTHA ALICE GILLULY and JON M. STOUT (the "Guarantors").

                        WITNESSETH THAT:

       WHEREAS, the Bank is the owner and holder of that certain Revolving Commercial Note dated June 29, 1999, made by the Borrower and payable to the order of the Bank, in the original principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (the "Note"); and

       WHEREAS, the Note is secured by, and issued pursuant to the terms of, a certain Loan and Security Agreement dated June
29, 1999, between the Borrower and the Bank (as amended, the "Loan Agreement"); and

       WHEREAS, as of the effective date hereof, the principal balance of the Note is $1,076,616.21 and the parties hereto desire to extend the maturity date of the Note and to modify the terms thereof and of the Loan Agreement.

       NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The maturity date of the Note is hereby extended to October 31, 2000.

       2. The definition of "Date of Maturity" in the Note and the Loan Agreement is hereby changed to "October 31, 2000".

       3. Contemporaneously with the execution and delivery of this Agreement, Hadron, Inc., a Borrower, and C.W. Gilluly, one of the Guarantors, shall execute and deliver to the Bank a subordination agreement subordinating payment of a certain $430,000 Note dated February 15, 2000, made by Hadron, Inc. to the order of C.W. Gilluly, the outstanding principal balance on the date hereof being $230,000.000, upon terms satisfactory to the Bank.

       4. The Borrower and the Guarantors hereby acknowledge and agree that, as of the effective date hereof, the unpaid principal balance of the Note is $1,076,616.21 and that there are no set-offs or defenses against the Note or the Loan Agreement.

       5. The Guarantors join in this Agreement for the purpose of signifying their consent hereto and acknowledge and agree that there are no set-offs or defenses against their guaranties and that their guaranties of the Note shall apply to the Note as extended hereby.

       6. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note or the Loan
Agreement.

       7. Except as hereby expressly extended and modified, the Note and Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed. A legend shall be placed on the face of the Note indicating that its terms have been modified hereby, and the original of this Agreement shall be affixed to the original of the Note.

       8. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

                              HADRON, INC.
[SEAL]

                                    /S/ C.W. GILLULY
                              By:  -----------------------
                                   Name:  C.W. Gilluly
                                   Title:  Chairman

                              AVENUE TECHNOLOGIES, INC.          [SEAL]


                                   /S/ S. AMBER GORDON
                              By: -------------------------
                                   Name: S. AMBER GORDON
                                   Title: Corporate Secretary

                              VAIL RESEARCH AND TECHNOLOGY
                               CORPORATION                       [SEAL]

                                  /S/ S. AMBER GORDON
                              By: -------------------------
                                   Name: S. AMBER GORDON
                                   Title: Corporate Secretary
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                              SYCOM SERVICES, INC.               [SEAL]

                                  /S/ S. AMBER GORDON
                              By: ------------------------
                                   Name: S. AMBER GORDON
                                   Title: Corporate Secretary



                              ENGINEERING & INFORMATION SERVICES,
                              INC.                               [SEAL]

                                   /S/ S. AMBER GORDON
                              By:  -----------------------
                                   Name: S. AMBER GORDON
                                   Title: Corporate Secretary


                                   /S/ C.W. GILLULY
                              -----------------------             [SEAL]
                              C.W. GILLULY

                                  /S/ MARTHA ALICE GILLULY
                              -----------------------             [SEAL]
                              MARTHA ALICE GILLULY


                                  /S/ JON M. STOUT
                              -----------------------             [SEAL]
                              JON M. STOUT


                              UNITED BANK                         [SEAL]

                                  /S/ LOUISE M. WAGER
                              By: -----------------------
                                  Louise M. Wager, Vice President

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